INCOME TAXES	9 Months Ended	12 Months Ended
	Jul. 31, 2014	Oct. 31, 2013
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]

11.       INCOME TAXES

We file Federal, New York State and California State income tax returns.  Due to net operating losses, the statute of limitations remains open since the fiscal year ended October 31, 1997.   We account for interest and penalties related to income tax matters in marketing, general and administrative expenses. There are no unrecognized income tax benefits as of July 31, 2014 and October 31, 2013.

10.       INCOME TAXES

Income tax provision (benefit) consists of the following:

	Year Ended October 31,
	2013	2012
Federal:
Current	$ -	$ -
Deferred	(2,489,000)	992,000
State:
Current	-	-
Deferred	3,000	32,000
Foreign:
Current	-	-
Adjustment to valuation allowance related to net deferred tax assets	2,486,000	(1,024,000)
Income tax provision (benefit)	$ -	$ -

The tax effects of temporary differences that give rise to significant portions of the deferred tax asset, net, at October 31, 2013 and 2012, are as follows:

	2013	2012
Long-term deferred tax assets:
Federal and state NOL and tax credit carryforwards	$ 25,689,000	$ 24,284,000
Deferred Compensation	3,484,000	2,255,000
Deferred Revenue	404,000	404,000
Other	300,000	448,000
Subtotal	29,877,000	27,391,000

Less: valuation allowance	(29,877,000)	(27,391,000)
Deferred tax asset, net	$ -	$ -

As of October 31, 2013, we had tax net operating loss and tax credit carryforwards of approximately $73,957,000 and $1,198,000, respectively, available, within statutory limits (expiring at various dates between 2014 and 2033), to offset any future regular Federal corporate taxable income and taxes payable.  If the tax benefits relating to deductions of option holders’ income are ultimately realized, those benefits will be credited directly to additional paid-in capital.  Certain changes in stock ownership can result in a limitation on the amount of net operating loss and tax credit carryovers that can be utilized each year.

We had tax net operating loss and tax credit carryforwards of approximately $73,834,000 and $13,000, respectively, as of October 31, 2013, available, within statutory limits, to offset future New York State corporate taxable income and taxes payable, if any, under certain computations of such taxes.  The tax net operating loss carryforwards expire at various dates between 2014 and 2033 and the tax credit carryforwards expire between 2014 and 2028.

We have provided a valuation allowance against our deferred tax asset due to our current and historical pre-tax losses and the uncertainty regarding their realizability.  The primary differences from the Federal statutory rate of 34% and the effective rate of 0% is attributable to certain permanent differences and a change in the valuation allowance.  The following is a reconciliation of income taxes at the Federal statutory tax rate to income tax expense (benefit):

	Year Ended October 31,
	2013		2012
Income tax benefit at U.S. Federal statutory income tax rate	$(3,427,000)	(34.00%)	$(1,446,000)	(34.00%)
State income taxes	(6,000)	(.06%)	(2,000)	(.06%)
Permanent differences	294,000	2.92%	8,000.19%
Credits	-	-	(63,000)	(1.48%)
Expiring net operating losses, credits and other	250,000	2.48%	2,527,000	59.44%
Foreign rate difference on impairment	403,000	4.00%	-	-
Change in valuation allowance	2,486,000	24.66%	(1,024,000)	(24.09%)
Income tax provision	$ -	0%	$ -	0%

During the two fiscal years ended October 31, 2013, we incurred no Federal and no State income taxes.  We have no unrecognized tax benefits as of October 31, 2013 and 2012 and we account for interest and penalties related to income tax matters in marketing, general and administrative expenses.  Tax years to which our net operating losses relate remain open to examination by Federal authorities and other jurisdictions to the extent which the net operating losses have yet to be utilized.